SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 25, 1997


                        RESIDENTIAL ACCREDIT LOANS, INC.
                  (Exact name of the registrant as specified in
                                  its charter)


                                 33-95932                        51-0368240

Delaware                (Commission File Number)              (I.R.S. Employee
(State or other                                              Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000


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Item 5.  Other Events


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See the respective monthly reports, each reflecting the required information for the March 1997 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


Master Serviced by Residential Funding Corporation

1995-QS1    RALI
1996-QS1    RALI
1996-QS2    RALI
1996-QS3    RALI
1996-QS4    RALI
1996-QS6    RALI
1996-QS5    RALI
1996-QS7    RALI
1996-QS8    RALI
1997-QS1    RALI


Item 7. Financial  Statements and Exhibits (a) Not applicable (b) Not applicable
(c) See Item 5.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


   By: /s/Davee Olson
 Name:  Davee Olson
Title:  Chief Financial Officer
        and Treasurer
Dated: March 25, 1997




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